UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2015

Keryx Biopharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30929	13-4087132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Lexington Avenue

New York, New York 10022

(Address of Principal Executive Offices)

(212) 531-5965

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 2.02.	Results of Operations and Financial Condition.

On October 29, 2015, Keryx Biopharmaceuticals, Inc. (“Keryx” or the “Company”) issued a press release announcing its results of operations for the third quarter ended September 30, 2015. Keryx also announced that on Thursday, October 29, 2015 at 8:00am EDT, it will host an investor conference call to discuss the Company’s third quarter financial results and provide a review on the Auryxia launch. A copy of such press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements And Exhibits.

(d)	Exhibits.

The following exhibit is furnished herewith:

99.1    Press release issued by Keryx Biopharmaceuticals, Inc., dated October 29, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc.
(Registrant)

Date: October 29, 2015

	By:	/s/ Brian Adams
Brian Adams
Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release issued by Keryx Biopharmaceuticals, Inc., dated October 29, 2015.